REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of April 22, 2013, among Marathon Patent Group, a Nevada corporation (the “Company”), and each signatory hereto (each, an “Seller” and collectively, the “Sellers”).

R E C I T A L S

WHEREAS, the Company, the Company’s wholly owned subsidiary and the Sellers are parties to the Merger Agreement (the “Merger Agreement”), dated  as of the date hereof, as such may be amended and supplemented from time to time;

WHEREAS, the Sellers’ obligations under the Merger Agreement are conditioned upon certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the Sellers and the Company desire to provide for the rights of registration under the Securities Act as are provided herein upon the execution and delivery of this Agreement by such Sellers and the Company.

NOW, THEREFORE, in consideration of the promises, covenants and conditions set forth herein, the parties hereto hereby agree as follows:

1.      Registration Rights.

 1.1           Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement. As used in this Agreement, the following terms shall have the meanings set forth below:

(a)           “Commission” means the United States Securities and Exchange Commission.

(b)           “Common Stock” means the Company’s common stock, par value $0.0001 per share.

(c)           “Effectiveness Date” means the date that is one hundred and eighty (180) days after the earlier to occur of (I) the Filing Date and (II) the date the company files the registration statement pursuant to Section 1.2(a) hereof with the Commission.

(d)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e)           “Filing Date” means the date that is ninety (90) days after the Closing Date (as defined in the Merger Agreement).

(f)           The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(g)           “Registrable Securities” means any of the Shares or any securities issued or issuable as (or any securities issued or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares; provided, however, that Registrable Securities shall not include any securities of the Company that have previously been registered and remain subject to a currently effective registration statement or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights are not assigned, or which may be sold immediately without registration under the Securities Act and without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1).

(h)           “Rule 144” means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(i)            “Rule 415” means Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(j)            “Seller” means any person owning Registrable Securities who becomes party to this Agreement by executing a counterpart signature page hereto, or other agreement in writing to be bound by the terms hereof, which is accepted by the Company.

(k)           “Shares” means the shares of Common Stock issued pursuant to the Merger Agreement.

 1.2                 Company Registration.

(a)           On or prior to the Filing Date, the Company shall prepare and file with the Commission a registration statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The registration statement shall be on Form S-1 or, if the Company is so eligible, on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 or Form S-3, as the case may be, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by Sellers holding an aggregate of at least 75% of the Registrable Securities on a fully diluted basis) substantially the “Plan of Distribution” attached hereto as Annex A.  The Company shall cause the registration statement to become effective and remain effective as provided herein.  The Company shall use its reasonable best efforts to cause the registration statement to be declared effective under the Securities Act as soon as possible and, in any event, by the Effectiveness Date.  The Company shall use its reasonable best efforts to keep the registration statement continuously effective under the Securities Act until all Registrable Securities covered by such registration statement have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 (the “Effectiveness Period”).

(b)           In the event the Commission requires the Company to cut back the number of Registrable Securities included in the registration statement filed pursuant to Section 1.2(a) pursuant to Rule 415, the Company shall prepare, and, as soon as practicable but in no event later than the later of (i) the date sixty (60) days after the date substantially all of the Registrable Securities registered under the immediately preceding registration statement are sold and (ii) the date six (6) months from the immediately preceding registration statement is declared effective by the Commission, file with the Commission an additional registration statement on Form S-1 or, if the Company is so eligible, on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 or Form S-3, as the case may be, in which case such registration shall be on another appropriate form in accordance herewith) covering the resale of all of the Registrable Securities not previously registered on a registration statement hereunder and shall contain (unless otherwise directed by Sellers holding an aggregate of at least 75% of the Registrable Securities on a fully diluted basis) substantially the “Plan of Distribution” attached hereto as Annex A.  To the extent the Commission does not permit the Registrable Securities not previously registered on a registration statement hereunder to be registered on an additional registration statement, the Company shall file additional registration statements successively trying to register on each such additional registration statement the maximum number of remaining Registrable Securities until all Registrable Securities have been registered with the Commission.  The Company shall cause such additional registration statement(s) to become effective and remain effective as provided herein.  The Company shall use its reasonable best efforts to cause such additional registration statement(s) to be declared effective under the Securities Act as soon as possible and, in any event, by the ninetieth (90th) day after the earlier to occur of (I) the date such additional registration statement has been declared effective by the Commission and (II) the date such additional registration statement is required to be filed pursuant to this Section 1.2(b). The Company shall use its reasonable best efforts to keep such additional registration statement(s) continuously effective under the Securities Act during the Effectiveness Period. Any reference in this Registration Rights Agreement to a “registration statement” shall refer to any registration statement filed pursuant to Section 1.2(a) or this Section 1.2(b).

(c)           The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Seller who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(d)           The Company shall pay to Sellers a fee of 1% per month of the Sellers’ investment, payable in cash, for every thirty (30) day period (pro rated for periods totaling less than thirty (30) days) up to a maximum of 6%, (i) following the Filing Date that the registration statement has not been filed, (ii) following the Effectiveness Date that the registration statement has not been declared effective and (iii) on any day after the date the applicable registration statement has been declared effective by the Commission, sales of all of the Registrable Securities required to be included on such registration statement cannot be made pursuant to such registration statement or otherwise (including, without limitation, because of the suspension of trading or any other limitation imposed by a trading market, a failure to keep such registration statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such registration statement, a failure to register a sufficient number of shares of Common Stock or a failure to maintain the listing of the Common Stock); provided, however, that the Company shall not be obligated to pay any such liquidated damages if (i) the Registrable Securities that would other be covered by the registration statement have been sold or may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) or (ii) the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the Commission requiring the Company to cut back the number of securities to be included in a registration statement pursuant to its authority with respect to “Rule 415”, and the Company registers at such time the maximum number of shares of Common Stock permissible upon consultation with the staff of the Commission and, in the event that the number of Registrable Securities is reduced on accordance with staff objection, unless an Seller gives written notice to the Company to the contrary, priority shall be given to the registration of the maximum number of shares of Common Stock on a pro-rata basis in accordance with the registration of Registrable Securities held by each Seller.  The payments to which a holder shall be entitled pursuant to this Section 1.2(d) are referred to herein as “Registration Delay Payments.”  Registration Delay Payments shall be paid on the earlier of (I) the dates set forth above and (II) the third business day after the event or failure giving rise to the Registration Delay Payments is cured.  In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 1 % per month (prorated for partial months) until paid in full.

(e)           If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a registration statement, the Company shall file as soon as reasonably practicable an additional registration statement covering the resale of not less than the number of such Registrable Securities.

(f)           The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this Section 1.2 for each Seller, including (without limitation) all registration, filing and qualification fees, printer’s fees, accounting fees and fees and disbursements of counsel for the Company, but excluding any brokerage or underwriting fees, discounts and commissions relating to Registrable Securities and fees and disbursements of counsel for the Sellers.

 1.3           Obligations of the Company.  Whenever required under Section 1.2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)           Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective and to keep such registration statement effective during the Effectiveness Period;

(b)           Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and shall file promptly following effectiveness the form of prospectus included in the Registration Statement pursuant to Rule 424 of the Securities Act;

(c)           Furnish to the Sellers such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them (provided that the Company would not be required to print such prospectuses if readily available to Sellers from any electronic service, such as on the EDGAR filing database maintained at www.sec.gov);

(d)           Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities’ or blue sky laws of such jurisdictions as shall be reasonably requested by the Sellers; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)           In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (each Seller participating in such underwriting shall also enter into and perform its obligations under such an agreement);

(f)           Promptly notify each Seller holding Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, within one business day, (i) of the effectiveness of such registration statement, or (ii) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g)           Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed; and

(h)           Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i)           Neither the Company nor any of its subsidiaries or affiliate thereof shall identify any Seller as an underwriter in any public disclosure or filing with the Commission or any trading market and any Seller being deemed an underwriter by the Commission shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document (as defined in the Merger Agreement); provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit A in the registration statement.

 1.4           Furnish Information. Each Seller shall furnish to the Company such information regarding such Seller, the Registrable Securities held by such Seller, and the intended method of disposition of such securities in the form attached to this Agreement as Annex B, or as otherwise reasonably required by the Company or the managing underwriters, if any, to effect the registration of such Seller’s Registrable Securities, and if not so furnished to the Company, the Company shall have the right to rely on the most recent information available to the Company regarding the Seller and the Registrable Securities, which shall not affect the obligations of the Company to register such Registrable Securities.

 1.5           Intentionally omitted.

 1.6           Indemnification.

(a)           To the extent permitted by law, the Company will indemnify and hold harmless each Seller, any underwriter (as defined in the Securities Act) for such Seller and each person, if any, who controls such Seller or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto (collectively, the “Filings”), (ii) the omission or alleged omission to state in the Filings a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 1.6(a) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Seller, underwriter or controlling person.

(b)           To the extent permitted by law, each Seller will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter, any other Seller selling securities in such registration statement and any controlling person of any such underwriter or other Seller, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Seller expressly for use in connection with such registration; and each such Seller will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 1.6(b) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Seller (which consent shall not be unreasonably withheld); provided, however, in no event shall any indemnity under this subsection 1.6(b) exceed the net proceeds received by such Seller upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

(d)           If the indemnification provided for in Sections 1.6(a) and (b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such loss, liability, claim or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  In no event shall any Seller be required to contribute an amount in excess of the net proceeds received by such Seller upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(e)           The obligations of the Company and Sellers under this Section 1.6 shall survive the completion of any offering of Registrable Securities in a registration statement under Section 1.2, and otherwise.

 1.7           Reports Under Securities Exchange Act.  With a view to making available the benefits of certain rules and regulations of the Commission, including Rule 144, that may at any time permit an Seller to sell securities of the Company to the public without registration or pursuant to a registration on Form S-1 or Form S-3, the Company agrees to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Closing Date;

(b)           take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Sellers to utilize Form S-1 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the registration statement is declared effective;

(c)           file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d)           furnish to any Seller, so long as the Seller owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-1 or Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Seller of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to such form.

 1.8           Transfer or Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to Section 1.2 may be transferred or assigned, but only with all related obligations; provided, that in the case of (a), (i) prior to such transfer or assignment, the Company is furnished with written notice stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement and (iii) such transfer or assignment shall be effective only if immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

2.      Legend.

(a)           Each certificate representing Shares held by the Sellers shall be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED (I) IN THE ABSENCE OF (A) A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE ACT OR (B) AN OPINION OF COUNSEL THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE WITH RESPECT TO SUCH TRANSFER OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER THE ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

(b)           The legend set forth above shall be removed, and the Company shall issue a certificate without such legend to the transferee of the Shares represented thereby, if, unless otherwise required by state securities laws, (i) such Shares have been sold under an effective registration statement under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, reasonably acceptable to the Company, to the effect that such sale, assignment or transfer is being made pursuant to an exemption from the registration requirements of the Securities Act, or (iii) such holder provides the Company with reasonable assurance that the Shares are being sold, assigned or transferred pursuant to Rule 144 or Rule 144A under the Securities Act.

3.      Miscellaneous.

 3.1           Governing Law.  The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated only before a federal court located in the State of New York and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the registration of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

 3.2           WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY

 3.3           Waivers and Amendments.  This Agreement may be terminated and any term of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and Sellers holding at least sixty percent (60%) of the Registrable Securities then outstanding (the “Required Sellers”).  Notwithstanding the foregoing, additional parties may be added as Sellers under this Agreement, and the definition of Registrable Securities expanded, with the written consent of the Company and the Required Sellers.  No such amendment or waiver shall reduce the aforesaid percentage of the Registrable Securities, the holders of which are required to consent to any termination, amendment or waiver without the consent of the record holders of all of the Registrable Securities. Any termination, amendment or waiver effected in accordance with this Section 3.3 shall be binding upon each holder of Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company.

 3.4           Successors and Assigns.  Except as otherwise expressly provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

 3.5           Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

 3.6           Notices.  All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally by hand or by overnight courier, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a) if to an Seller, at such Seller’s address, facsimile number or electronic mail address set forth in the Company’s records, or at such other address, facsimile number or electronic mail address as such Seller may designate by ten (10) days’ advance written notice to the other parties hereto or (b) if to the Company, to its address, facsimile number or electronic mail address set forth on its signature page to this Agreement and directed to the attention of its  President, or at such other address, facsimile number or electronic mail address as the Company may designate by ten (10) days’ advance written notice to the other parties hereto. All such notices and other communications shall be effective or deemed given upon delivery, on the date that is three (3) days following the date of mailing, upon confirmation of facsimile transfer or upon confirmation of electronic mail delivery.

 3.7           Interpretation.  The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”  The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

 3.8           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

 3.9           Independent Nature of Sellers’ Obligations and Rights. The obligations of each Seller hereunder are several and not joint with the obligations of any other Seller hereunder, and no Seller shall be responsible in any way for the performance of the obligations of any other Seller hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Seller pursuant hereto or thereto, shall be deemed to constitute the Sellers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Sellers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Seller shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Seller to be joined as an additional party in any proceeding for such purpose.

 3.10           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

 3.11           Telecopy Execution and Delivery.  A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, as of the date, month and year first set forth above.

“Company”

MARATHON PATENT GROUP, INC.

By:
Name:
Title:

Address for notice:
2331 Mill Road, Suite 100 Alexandria, VA 22314

[COMPANY SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned Seller has executed this Agreement as of the date, month and year that such Seller became the owner of Registrable Securities.

“Seller”

By:
Name:
Title:

Address:

Telephone:
Facsimile:
Email:

[SELLER COUNTERPART SIGNATURE PAGE TO
REGISTRATION RIGHTS AGREEMENT]

Annex A
Plan of Distribution

Each selling stockholder of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the Over-the-Counter Bulletin Board or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A selling stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, as amended, in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act of 1933, as amended. Each selling stockholder has informed us that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

We are required to pay certain fees and expenses incurred by us incident to the registration of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act of 1933, as amended.

Because selling stockholders may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, as amended, they will be subject to the prospectus delivery requirements of the Securities Act of 1933, as amended, including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act of 1933, as amended may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the selling stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the selling stockholders without registration and without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Securities Exchange Act of 1934, as amended, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the selling stockholders will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the selling stockholders or any other person. We will make copies of this prospectus available to the selling stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act of 1933, as amended).

Annex B
MARATHON PATENT GROUP, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Marathon Patent Group, Inc., a Nevada corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.           Name.

(a)           Full Legal Name of Selling Securityholder

(b)           Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)           Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.           Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.           Broker-Dealer Status:

(a)           Are you a broker-dealer?

Yes                      No

(b)           If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes                      No

Note:      If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)           Are you an affiliate of a broker-dealer?

Yes                      No

(d)           If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes                      No

Note:           If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)           Type and Amount of other securities beneficially owned by the Selling Securityholder:

5.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time until the date such Registration Statement is declared effective by the Commission to the extent the failure to correct any such inaccuracy or make any such change in the information provided would cause the Registration Statement to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

[SIGNATURE PAGE FOR SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE]

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:
Marathon Patent Group.
2331 Mill Road, Suite 100
Alexandria, VA 22314
Facsimile:
Attn:  Chief Executive Officer